DELAWARE(sm)
INVESTMENTS
===========

Delaware Group Dividend and Income Fund

Closed-End
         Income

1999 annual report

                             (Total Return Artwork)

TABLE OF CONTENTS
=================
Letter to Shareholders                                          1
Portfolio Management
   Review                                                       3
Performance Summary                                             5
Financial Statements
   Statement of Net Assets                                      6
   Financial Highlights                                        12



Delaware Group Dividend
and Income Fund's Objective

To provide high current income, and secondarily, capital appreciation from U.S. stocks and high-yield bonds. Asset class concentration depends on the portfolio managers' assessment of each market's relative risks and rewards.


A TRADITION OF SOUND INVESTING SINCE 1929
=========================================

A Commitment To Our Investors

Experienced
o Our seasoned investment professionals average more than 15 years' experience.

o For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments.

Disciplined
o We follow strict investment policies and clear buy/sell guidelines.

o We strive to balance risk and reward in order to provide relatively conservative investment alternatives within any given asset class.

Consistent
o We believe consistent processes are the best way to seek consistent investment performance.

o Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $47 billion in assets as of December 31, 1999.

Your Fund's Investment Strategies

U.S. Common Stocks with Above-Average Yields
The Fund's management focuses on stocks that pay high dividends relative to their share price. Such high yields can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has the potential to add to total return.

Convertible Preferred Stocks and Bonds
The Fund invests in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential but a low yield.

High-Yield Corporate Bonds
High-yield bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings, but provide a greater level of income to compensate investors for the additional risks. Prices of high-yield bonds tend to be less sensitive to changes in interest rates than higher rated bonds.

Leveraging
About $55 million of your Fund's assets were leveraged as of November 30, 1999. Leveraging is a tool that is generally not available to open-end mutual funds. Please see page five of this report for further information.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. (C)Delaware Distributors, L.P.

WE BELIEVE THAT YOUR FUND IS WELL POSITIONED TO TAKE ADVANTAGE OF POTENTIAL CAPITAL APPRECIATION SHOULD THE MARKET BROADEN.

(Total Return Artwork)

Dear Shareholder

December 7, 1999

Recap of Events - It was a disappointing year for investors who use value-oriented strategies as large growth companies continued to dominate U.S. stock performance. Investors focused almost solely on the largest and fastest growing companies, concerning themselves less and less with investments in other areas of the stock market.

Early in our fiscal year, financial crises in emerging markets posed a threat to U.S. economic growth. The prevailing belief was that only the largest U.S. companies would be able to sustain earnings growth if the economy were to slow and, as a result, investors paid extreme prices for stocks of selected large-capitalization companies. High-yield, higher risk corporate bonds also fell out of favor in this environment.

Stability returned to the equity markets late in 1998, but investors didn't venture back into other types of investments, including stocks of undervalued companies, until early spring. The stock market, particularly value investments, reaped attractive returns until Summer when inflationary fears arrived on the horizon. At the same time, the high yield bond market continued to suffer throughout 1999.

To curb potential inflation, the Federal Reserve Board raised the federal funds rate (the rate banks charge each other for overnight lending) three times between June 30th and November 16th -- a move that curtailed budding investor enthusiasm for value investments. Investors moved back to large growth companies, again purchasing stock of selected companies at what seemed to be extreme prices.

Average Annual Total Returns
At Net Asset Value for Periods Ended November 30, 1999

-------------------------------------------------------------------------------------------------------------
                                                                                                 Premium(+)/
                                                              One Year  Three Years    Lifetime  Discount(-)
-------------------------------------------------------------------------------------------------------------
Delaware Group Dividend
   and Income Fund (Est 3/26/93)                               -7.80%      +5.45%       +8.34%     -13.46%
-------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index                             +20.89%     +24.32%      +20.87%
Merrill Lynch High-Yield Bond Index                            +1.07%      +5.91%       +8.70%
Lipper Closed-End Income and Preferred
   Stock Fund Average (11 funds)                               -4.34%      +5.93%       +7.31%

All performance shown above is at net asset value and assumes reinvestment of distributions. The S&P 500 is a commonly used index of mostly large company stocks. The Merrill Lynch High-Yield Bond Index consists of domestic high-yield bonds with a quality range less than BBB. The Lipper category represents the average returns of closed-end income and preferred stock funds tracked by Lipper Analytical. You cannot invest directly in any index. Past performance does not guarantee future results. The Premium/Discount reflects the Fund's price per share relative to its net asset value. Source: Bloomberg.

(Total Return Artwork)


Delaware Group Dividend and Income Fund continued to provide a very attractive level of income throughout this fiscal year. However, we could not equal the gains of our unmanaged benchmarks, the Standard and Poor's 500 Stock Index or the Merrill Lynch High-Yield Bond Index, in this environment. Because of our focus on companies that we believe to be undervalued, the Fund did not have significant holdings of the stocks that dominated the S&P 500's performance, particularly technology stocks.

Market Outlook - As of November 30, 1999 we held 64% of Dividend and Income Fund's portfolio in U.S. stocks and 35% in corporate bonds. We believe the companies we have invested in are managed in an effective manner and have maintained attractive earnings during the past year. We believe that your Fund is well positioned to take advantage of potential capital appreciation when the market broadens to include companies that are currently out of favor, companies with strong earnings growth potential that can be bought at attractive prices.



Sincerely,


/s/ Wayne A. Stork                        /s/ David K. Downes
------------------------------------      --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

(Total Return Artwork)

         Your Fund Managers
              Michael Dugan
            Vice President/
   Senior Portfolio Manager
              U.S. Equities
Delaware Management Company

            Paul A. Matlack
            Vice President/
   Senior Portfolio Manager
          U.S. Fixed Income
Delaware Management Company


PORTFOLIO MANAGEMENT REVIEW
===========================

The Fund's Results

Delaware Group Dividend and Income Fund continued to pursue its investment objective of high current income by holding a mix of high dividend-paying stocks and high-yielding corporate bonds. Despite our high dividend level during this period, our total return suffered during fiscal 1999 as both high income value stocks and high-yield corporate bonds remained out of favor for most of the year. Investors continued to focus intently on a select number of large capitalization growth companies. Our commitment to manage the Fund in a consistent manner sometimes means that we are not able to take advantage of strong market advances that do not favor our investment style.

As we mentioned in the semi-annual report, the Fund benefited from a short-lived resurgence in value investments during the second quarter of 1999. Unfortunately, the Federal Reserve Board's subsequent move to raise interest rates had a negative impact on value styles of investing, decreasing the Fund's return for the year.

Portfolio Highlights

During the past year we focused a significant amount of the stock portion of the portfolio on cyclical stocks -- stocks that have the potential to benefit from continued economic growth. As always, we strive to maintain a balanced portfolio, seeking investments from a number of sectors including stocks of consumer cyclical companies, financial services companies, real estate investment trusts and telecommunications companies as well as high-yield corporate bonds.

Our most profitable sector during the past year was telecommunications. We were able to benefit as the popularity of cellular telephones and other wireless communications devices exploded. It seems consumers have finally recognized the benefits and convenience of these decade-old products. Companies that contributed positively to your Fund's return include Bell Atlantic and GTE.

Real estate investment trusts (REITs), which make up 27% of the Fund's portfolio, performed poorly during the past year, suffering along with other more conservative income-oriented equities. These investments, in our opinion, still provide attractive yields and are priced low relative to both other stocks and their future income-generating potential so we continue to maintain them in the portfolio. We focused mainly on apartment REITs, industrial REITs and selected office REITs.

(Total Return Artwork)


Your Reinvestment Options

If your shares are not held in "street" name and you are not already reinvesting dividends, Delaware Group Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to reinvest dividends and shares are registered in your name, contact ChaseMellon Shareholder Services at
1.800.851.9677. You will be asked to submit your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial adviser.

Portfolio Highlights
November 30, 1999

--------------------------------------------------------------------------------
Beta*                                                          0.44
Portfolio Turnover Rate                                        55%
Current Monthly
   Dividend Rate                                         $0.125 per share
--------------------------------------------------------------------------------

* Beta is a measure of risk relative to the S&P 500 Index. A number less than
  1.0 means less volatility than the index. A number higher than 1.0 means more historical volatility.


We made very few changes to the fixed income portion of Delaware Group Dividend and Income Fund's portfolio during the past year. High-yield bonds have been slow to recover from the economic crisis of late last year, creating a lack of liquidity and reduced demand. The lack of liquidity stemmed in large part from unwillingness among Wall Street underwriters to use their own capital to create markets for the issues they had underwritten. Also, during the past year many firms implemented new risk management guidelines, which included cutting their exposure to the corporate bond market. We believe that high-yield bonds are currently selling at very attractive valuations and that investors should return to this market if the economy continues its forward momentum.

Outlook

While we expect the stock market to exhibit some significant price swings in the coming months due to interest rate concerns, we believe investors will inevitably seek out companies and industries where solid earnings growth is available at deep price discounts. We believe that Dividend and Income Fund, which invests in a combination of U.S. stocks and high-yield bonds, continues to offer the potential for attractive long-term total return. We believe that your Fund is well positioned to take advantage of potential capital appreciation in the event the market broadens to include companies that are currently out of favor, companies with strong earnings growth potential that can be bought at attractive prices. Over its lifetime, Delaware Group Dividend and Income Fund has fulfilled its investment objective of capturing high current income with some capital appreciation as well.

Delaware Group Dividend and Income Fund
Market Price vs. Net Asset Value
December 1, 1998 to November 30, 1999

                                 Market Price                  Net Asset Value
--------------------------------------------------------------------------------
Nov. '99                           11.2500                           13.00
Oct. '99                           12.7500                           13.53
Sep. '99                           12.6250                           13.82
Aug. '99                           13.7500                           14.54
Jul. '99                           14.0625                           14.83
Jun. '99                           15.5000                           15.33
May. '99                           15.8215                           15.57
Apr. '99                           15.5625                           15.58
Mar. '99                           15.9375                           14.81
Feb. '99                           17.0000                           14.84
Jan. '99                           17.3125                           15.26
Dec. '98                           18.5000                           15.46
Nov. '98                           17.6250                           16.23

Source: Bloomberg Business News. Past Performance does not guarantee future results.

Delaware Group Dividend and Income Fund

FUND BASICS
===========

Fund Objectives
The primary investment objective of Dividend and Income Fund is to achieve high current income. Capital appreciation is a secondary objective.

Assets Under Management
$186 million

Number of Holdings
177

Fund Start Date
March 26, 1993

NYSE SYMBOL
DDF
(Total Return Artwork)

FUND PERFORMANCE
================

Growth of a $10,000 Investment
March 26, 1993 - November 30, 1999


                                              Mar-93    Nov-93    Nov-94    Nov-95    Nov-96    Nov-97    Nov-98    Nov-99
Lipper Closed-End Income Fund Average
  (8 funds) at Market Value                  $10,000   $10,027    $8,727   $11,235   $12,776   $14,465   $15,852    $13,738
 Delaware Group Dividend and
  Income Fund at Market Value                $10,000   $10,082    $9,353   $12,038   $15,730   $18,615   $20,160    $14,812
Lipper Closed-End Income Fund Average
  (8 funds) at Net Asset Value               $10,000   $10,446    $9,988   $12,022   $13,467   $15,648   $16,849    $16,048
 Delaware Group Dividend and
  Income Fund at Net Asset Value             $10,000   $10,082    $9,350   $12,034   $15,602   $18,463   $19,986    $14,693

Chart assumes $10,000 invested on March 26, 1993 and reinvestment of distributions at market value. Performance of the Fund and the index at market value are based on market performance during the period. Performance of the Fund and the index at net asset value are based on the fluctuations in net asset value during the period. Delaware Group Dividend and Income Fund was initially offered with a sales charge of 6.0%. Performance since inception does not include fees or any brokerage commissions for purchases made since inception. Investments in the Fund are not available at net asset value. The Lipper Closed-End Income Fund Average represents a peer group of closed-end mutual funds tracked by Lipper Analytical. Past performance does not guarantee future results. You cannot invest directly in an index or average.

Leveraging
About $55 million (29.57%) of your Fund's assets were leveraged as of November 30, 1999. Leveraging is a tool that is generally not available to open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation. Of course, there is no guarantee that the Fund will achieve its objective by using leveraging. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.

Your Fund's Buyback Program
Your Fund's board of directors approved a share repurchase program in 1994 that authorizes Delaware Group Dividend and Income Fund's lead manager to purchase up to 10% of the Fund's outstanding shares on the floor of the New York Stock Exchange.

Through November 30, 1999 we did not make use of this option since we did not see this as the most effective way to add value to the portfolio.

Statement of Net Assets

DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
==============================================
                                                         Number        Market
November 30, 1999                                       of Shares      Value
------------------------------------------------------------------------------
Common Stock - 68.43%
Aerospace & Defense - 0.64%
Lockheed Martin ...................................        60,000   $1,192,500
                                                                   -----------
                                                                     1,192,500
                                                                   -----------
Automobiles & Automotive Equipment - 2.75%
Dana ..............................................        50,000    1,387,500
Ford Motor ........................................        37,000    1,868,500
General Motors ....................................        25,000    1,800,000
Tenneco Automotive ................................         8,000       63,000
                                                                   -----------
                                                                     5,119,000

                                                                   -----------
Banking, Finance & Insurance - 10.69%
Block (H&R) .......................................        22,000      946,000
Chase Manhattan ...................................        25,000    1,931,250
Financial Security Assurance
   Holdings Limited ...............................        57,379    3,030,328
First Union .......................................        55,080    2,130,908
Fleet Boston Financial ............................        39,200    1,482,250
KeyCorp ...........................................        90,000    2,430,000
Mellon Financial ..................................        75,000    2,732,813
St. Paul ..........................................        60,000    1,811,250
Summit Bancorp ....................................        55,000    1,794,375
Washington Mutual .................................        55,045    1,596,305
                                                                   -----------
                                                                    19,885,479
                                                                   -----------
Chemicals - 0.95%
Dow Chemical ......................................        15,000    1,756,875
                                                                   -----------
                                                                     1,756,875
                                                                   -----------
Computers & Technology - 1.03%
Pitney Bowes ......................................        40,000    1,917,500
                                                                   -----------
                                                                     1,917,500
                                                                   -----------
Consumer Products - 2.11%
Crown Cork & Seal .................................        66,000    1,344,750
Eaton .............................................        28,000    2,168,250
Pactiv ............................................        40,000      410,000
                                                                   -----------
                                                                     3,923,000
                                                                   -----------
Electronics - 1.57%
Emerson Electric ..................................        25,000    1,425,000
Raytheon-Class A ..................................         2,231       64,978
Thomas & Betts ....................................        35,000    1,435,000
                                                                   -----------
                                                                     2,924,978
                                                                   -----------
Energy - 8.60%
Central & South West ..............................        68,000    1,360,000
Chevron ...........................................        28,000    2,479,750
Conoco Class B ....................................        50,000    1,309,375
Duke Energy .......................................        60,000    3,041,250
Halliburton .......................................        25,000      967,188
RGS Energy Group ..................................       100,000    2,231,250
Reliant Energy ....................................       100,000    2,481,250
Scottish Power ....................................        22,040      770,023
Texaco ............................................        22,200    1,352,813
                                                                   -----------
                                                                    15,992,899
                                                                   -----------
                                                          Number        Market
                                                         of Shares      Value
------------------------------------------------------------------------------
Common Stock (Continued)
Food, Beverage & Tobacco - 2.53%
Heinz (H.J.) .......................................       40,000   $1,675,000
Nabisco Group Holdings .............................       49,000      566,563
Philip Morris ......................................       40,000    1,052,500
RJ Reynolds Tobacco Holdings .......................       66,333    1,413,722
                                                                   -----------
                                                                     4,707,785
                                                                   -----------
Healthcare & Pharmaceuticals - 0.00%
LTC Healthcare .....................................        2,903        4,173
                                                                   -----------
                                                                         4,173
                                                                   -----------
Industrial Machinery - 2.60%
Caterpillar ........................................       20,000      927,500
Deere & Co. ........................................       70,000    3,005,625
Rockwell International .............................       18,000      893,250
                                                                   -----------
                                                                     4,826,375
                                                                   -----------
Metals & Mining - 1.70%
Alcoa ..............................................       25,000    1,637,500
Alcan Aluminum .....................................       45,000    1,530,000
                                                                   -----------
                                                                     3,167,500
                                                                   -----------
Paper & Forest Products - 2.04%
Georgia-Pacific (Timber Group) .....................       68,700    1,704,619
International Paper ................................       40,000    2,087,500
                                                                   -----------
                                                                     3,792,119
                                                                   -----------
Real Estate - 20.63%
AMB Property .......................................       58,000    1,160,000
Apartment Investment & Management ..................       43,300    1,610,219
Arden Realty Group .................................       45,000      866,250
Avalonbay Communities ..............................       37,500    1,214,063
Camden Property Trust ..............................       75,000    2,006,250
Capital Automotive .................................       18,300      248,766
Chateau Communities ................................       67,730    1,760,980
Duke Realty Investments ............................       96,000    1,776,000
Equity Office Properties Trust .....................       55,000    1,206,563
Essex Property Trust ...............................       27,000      875,813
Franchise Finance ..................................       70,000    1,557,500
Glenborough Realty Trust ...........................      103,150    1,353,844
Golf Trust of America ..............................       56,000      952,000
Grove Property Trust ...............................       99,549    1,294,137
Health Care Property Investors .....................       39,000    1,011,563
Healthcare Realty Trust ............................       60,000      993,750
Liberty Property Trust .............................       52,470    1,196,972
Macerich ...........................................       81,000    1,609,875
MeriStar Hospitality ...............................       93,791    1,453,761
Newhall Land & Farming .............................       40,000      972,500
Pan Pacific Retail Properties ......................       66,800    1,135,600
Pennsylvania Real Estate
   Investment Trust ................................       47,600      812,175
Philips International Realty .......................       70,000    1,146,250
Prentiss Properties Trust ..........................       87,672    1,775,358
Public Storage .....................................       74,000    1,688,125

                                                           Number     Market
                                                          of Shares    Value
------------------------------------------------------------------------------
Common Stock (Continued)
Real Estate (Continued)
Reckson Associates Realty ..........................       50,000   $1,009,375
Reckson Associates Realty - Class B ................       17,520      365,730
Simon Property Group ...............................       79,000    1,841,688
Starwood Hotels & Resorts Worldwide ................       51,500    1,149,094
Spieker Properties .................................       23,000      805,000
Sun Communities ....................................       50,000    1,518,750
                                                                   -----------
                                                                    38,367,951
                                                                   -----------
Telecommunications - 2.99%
Bell Atlantic ......................................       33,240    2,104,508
GTE ................................................       26,000    1,898,000
SBC Communications .................................       30,000    1,558,125
                                                                   -----------
                                                                     5,560,633
                                                                   -----------
Transportation & Shipping - 0.86%
Norfolk Southern ...................................       75,000    1,603,125
                                                                   -----------
                                                                     1,603,125
                                                                   -----------
Utilities - 5.75%
American Electric Power ............................       50,000    1,568,750
General Public Utilities ...........................       60,000    1,920,000
Houston Industries .................................       14,300    1,476,475
Peco Energy ........................................       30,000      988,125
Southern ...........................................      100,000    2,337,500
Unicom .............................................       75,000    2,395,313
                                                                   -----------
                                                                    10,686,163
                                                                   -----------
Miscellaneous - 0.99%
MetroMedia International Group .....................       37,900      980,663
Xerox ..............................................       32,000      866,000
                                                                   -----------
                                                                     1,846,663
                                                                   -----------
Total Common Stock
   (cost $132,278,717)                                             127,274,718
                                                                   -----------

Convertible Preferred Stock - 10.55%
Banking, Finance & Insurance - 4.56%
National Australia Bank -
   Units 7.875% ....................................       40,000    1,070,000
Newell Financial Trust I 5.25% .....................       65,000    2,673,125
Newell Financial Trust I 5.25% .....................       15,200      625,100
Salomon Smith Barney 6.25%
   Series CSN ......................................       16,500    1,534,500
Sovereign Capital Trust II 7.50% ...................       27,000    1,512,000
Union Pacific Capital Trust 6.25% ..................       23,900    1,063,550
                                                                   -----------
                                                                     8,478,275
                                                                   -----------
Cable, Media & Publishing - 0.60%
Metromedia Fiber Networks 7.25% ....................       29,400    1,114,444
                                                                   -----------
                                                                     1,114,444
                                                                   -----------
Consumer Products - 0.94%
Cendant 7.50% "PRIDES" .............................       65,200    1,744,100
                                                                   -----------
                                                                     1,744,100
                                                                   -----------

                                                           Number     Market
                                                          of Shares    Value
------------------------------------------------------------------------------
Convertible Preferred Stock (Continued)
Industrial Machinery - 0.61%
Ingersoll-Rand 6.75% "PRIDES" ......................       49,000   $1,145,375
                                                                   -----------
                                                                     1,145,375
                                                                   -----------
Metals & Mining - 0.13%
Worthington Industries 7.25% .......................       30,200      241,600
                                                                   -----------
                                                                       241,600
                                                                   -----------
Paper & Forest Products - 1.04%
Georgia-Pacific PEPS Units .........................       45,000    1,926,563
                                                                   -----------
                                                                     1,926,563
                                                                   -----------
Real Estate - 1.71%
Crescent Real Estate 6.75% .........................       62,600      880,313
General Growth Properties 7.25% ....................       35,100      734,906
SL Green Realty 8.00% ..............................       70,000    1,566,250
                                                                   -----------
                                                                     3,181,469
                                                                   -----------
Transportation & Shipping - 0.96%
Greyhound Lines 8.50% ..............................       53,500   1,783,155
                                                                   -----------
                                                                     1,783,155
                                                                   -----------
Total Convertible Preferred Stock
   (cost $20,430,133) ..............................                19,614,981
                                                                   -----------

Preferred Stock - 2.79%
Banking, Finance & Insurance - 1.33%
Credit Lyonnais Capital SCA 9.50% ..................      100,000    2,475,000
                                                                   -----------
                                                                     2,475,000
                                                                   -----------
Cable, Media & Publishing - 1.46%
Granite Broadcasting 12.75% ........................       27,813    2,725,713
                                                                   -----------
                                                                     2,725,713
                                                                   -----------
Energy - 0.00%
*  TCR Holdings Class B ............................        1,756           18
*  TCR Holdings Class C ............................          966           10
*  TCR Holdings Class D ............................        2,546           25
*  TCR Holdings Class E ............................        5,267           53
                                                                   -----------
                                                                           106
                                                                   -----------
Total Preferred Stock
   (cost $4,972,269)                                                 5,200,819
                                                                   -----------

                                                        Principal
                                                         Amount
                                                        ---------
Non-Convertible Bonds - 37.39%
Automobile & Auto Equipment - 2.43%
American Axle & Manufacturing
   9.75% 3/1/09 ....................................   $2,500,000    2,525,000
HDA Parts System sr sub nts
   12.00% 8/1/05 ...................................    2,000,000    1,995,000
                                                                   -----------
                                                                     4,520,000
                                                                   -----------
Banking, Finance & Insurance - 0.53%
Chevy Chase Bank 9.25% 12/1/05 .....................    1,000,000      982,500
                                                                   -----------
                                                                       982,500
                                                                   -----------

                                                       Principal     Market
                                                         Amount      Value
------------------------------------------------------------------------------

Non-Convertible Bonds (Continued)
Building & Materials - 1.66%
American Standard sr nts
   7.38% 2/1/08 ....................................   $2,425,000   $2,231,000
Maxim Group sr nts 9.25% 10/15/07 ..................    1,000,000      847,500
                                                                   -----------
                                                                     3,078,500
                                                                   -----------
Cable, Media & Publishing - 3.29%
American Lawyer Media
   9.75% 12/15/07 ..................................    1,000,000      947,500
Charter Communications
   8.63% 4/1/09 ....................................    1,950,000    1,850,063
Granite Broadcasting 9.38% 12/1/05 .................    2,000,000    2,015,000
Mail-Well 8.75% 12/15/08 ...........................      325,000      313,625
STC Broadcasting sr sub nts
   11.00% 3/15/07 ..................................    1,000,000      995,000
                                                                   -----------
                                                                     6,121,188
                                                                   -----------
Chemicals - 3.39%
BPC Holding sr nts 12.50% 6/15/06 ..................    1,150,000    1,060,875
Huntsman sr sub nts 9.50% 7/1/07 ...................    2,000,000    1,890,000
LaRoche Industries sr sub nts
   9.50% 9/15/07 ...................................    2,500,000      650,000
Octel Developments unsec sr nts
   10.00% 5/1/06 ...................................    2,000,000    2,057,500
Sterling Chemicals sr sub nts
   11.25% 4/1/07 ...................................    1,000,000      650,000
                                                                   -----------
                                                                     6,308,375
                                                                   -----------
Computers & Technology - 0.59%
Unisys sr nts 11.75% 10/15/04 ......................    1,000,000    1,105,000
                                                                   -----------
                                                                     1,105,000
                                                                   -----------
Consumer Products - 2.50%
American Safety Razor 9.88% 8/1/05 .................    1,875,000    1,893,750
Drypers sr nts 10.25% 6/15/07 ......................    1,000,000      820,000
Fedders North America sr sub nts
   9.38% 8/15/07 ...................................    1,000,000      967,500
Mattress Discounters 12.63% 7/15/07 ................    1,000,000      960,000
                                                                   -----------
                                                                     4,641,250
                                                                   -----------
Electronics - 1.84%
Geologistics sr unsec nts
   9.75% 10/15/07 ..................................    5,250,000    3,412,500
                                                                   -----------
                                                                     3,412,500
                                                                   -----------
Energy - 0.72%
Newpark Resources unsec sr sub nts
   8.63% 12/15/07 ..................................    1,425,000    1,346,625
                                                                   -----------
                                                                     1,346,625
                                                                   -----------
Food, Beverage & Tobacco - 1.58%
Ameriserve Food Distributors sr sub nts
   10.13% 7/15/07 ..................................    2,000,000      620,000
Delta Beverage Group sr nts
   9.75% 12/15/03 ..................................    1,250,000    1,250,000
Standard Commercial Tobacco sr nts
   8.88% 8/1/05 ....................................    1,300,000    1,062,750
                                                                   -----------
                                                                     2,932,750
                                                                   -----------
                                                       Principal     Market
                                                         Amount      Value
------------------------------------------------------------------------------
Non-Convertible Bonds (Continued)
Healthcare & Pharmaceuticals - 0.72%
Healthsouth Rehabilitation
   9.50% 4/1/01 ...................................    $  750,000   $  736,875
Paracelsus Healthcare sr sub nts
   10.00% 8/15/06 .................................     1,000,000      610,000
                                                                   -----------
                                                                     1,346,875
                                                                   -----------
Industrial Machinery - 0.57%
Alliance Laundry 9.63% 5/1/08 .....................     1,200,000    1,056,000
                                                                   -----------
                                                                     1,056,000
                                                                   -----------
Leisure, Lodging & Entertainment - 2.65%
AFC Enterprises sr sub nts
   10.25% 5/15/07 .................................     1,000,000    1,002,500
Bally Total Fitness 9.88% 10/15/07 ................     2,000,000    1,945,000
Cinemark USA Series C sr sub nts
   9.63% 8/1/08 ...................................     1,000,000      945,000
Hollywood Casino 11.25% 5/1/07 ....................     1,000,000    1,035,000
                                                                   -----------
                                                                     4,927,500
                                                                   -----------
Metals & Mining - 0.30%
Armco sr nts 8.88% 12/1/08 ........................       550,000      555,500
                                                                   -----------
                                                                       555,500
                                                                   -----------
Packaging & Containers - 1.15%
Container Corporation of America
   11.25% 5/1/04 ..................................     1,000,000    1,045,000
Pierce Leahy Command sr unsec nts
   8.13% 5/15/08 ..................................       800,000      735,000
Portola Packaging sr nts
   10.75% 10/1/05 .................................       350,000      361,813
                                                                   -----------
                                                                     2,141,813
                                                                   -----------
Retail - 3.59%
Avado Brands 11.75% 6/15/09 .......................     1,000,000      675,000
Big V Supermarkets sr sub nts
   11.00% 2/15/04 .................................       450,000      453,938
Cole National Group sr sub nts
   9.88% 12/31/06 .................................     2,000,000    1,560,000
Fleming sr nts 10.63%12/15/01 .....................     1,820,000    1,842,750
Fleming sr sub nts 10.50% 12/1/04 .................     1,000,000      930,000
Frank's Nursery & Crafts
   10.25% 3/1/08 ..................................       250,000      207,500
Wilsons The Leather Expert sr nts
   11.25% 8/15/04 .................................     1,000,000    1,000,000
                                                                   -----------
                                                                     6,669,188
                                                                   -----------
Telecommunications - 2.68%
Galaxy Telecommunication L.P. sr sub nts
   12.38% 10/1/05 .................................     2,000,000    2,140,000
Intermedia Communication
   8.60% 6/1/08 ...................................     2,000,000    1,820,000
ProNet sr sub nts 11.88% 6/15/05 ..................       350,000      297,500
Rural Cellular 9.63% 5/15/08 ......................       700,000      735,000
                                                                   -----------
                                                                     4,992,500
                                                                   -----------

                                                       Principal     Market
                                                        Amount        Value
------------------------------------------------------------------------------
Non-Convertible Bonds (Continued)
Textiles - 2.13%
Norton McNaughton unsec sr nts
   12.50% 6/1/05 ..................................   $ 1,000,000   $  850,000
Ntex 11.50% 6/1/06 ................................     2,500,000    1,375,000
Pillowtex 9.00% 12/15/07 ..........................     2,050,000      656,000
Synthetic Industries sr sub nts
   9.25% 2/15/07 ..................................     1,000,000    1,080,000
                                                                   -----------
                                                                     3,961,000
                                                                   -----------
Transportation & Shipping - 3.85%
Atlantic Express sr sec nts
   10.75% 2/1/04 ..................................       675,000      654,750
Eletson Holdings 9.25% 11/15/03 ...................     2,500,000    2,256,250
Mtl 10.00% 6/15/06 ................................     2,000,000    1,890,000
Navigator Gas Transport unit
   12.00% 6/30/07 .................................       250,000       10,000
Worldwide Flight 12.25% 8/15/07 ...................     2,400,000    2,352,000
                                                                   -----------
                                                                     7,163,000
                                                                   -----------
Utilities - 0.82%
Midland Funding II sr sub debs
   11.75% 7/23/05 .................................     1,400,000    1,529,500
                                                                   -----------
                                                                     1,529,500
                                                                   -----------
Miscellaneous - 0.40%
Loomis Fargo sr sub nts
   10.00% 1/15/04 .................................       750,000      744,375
                                                                   -----------
                                                                       744,375
                                                                   -----------
Total Non-Convertible Bonds
   (cost $78,456,391)                                               69,535,939
                                                                   -----------

Convertible Bonds - 7.07%
Automobiles & Auto Equipment - 0.18%
Tower Automotive 5.00% 8/1/04 .....................       400,000      338,500
                                                                   -----------
                                                                       338,500
                                                                   -----------
Banking, Finance & Insurance - 0.21%
Bell Atlantic Financial Services
   5.75% 4/1/03 ...................................       400,000      398,000
                                                                   -----------
                                                                       398,000
                                                                   -----------
Cable, Media & Publishing - 1.12%
Clear Channel Communications
   1.50% 12/1/02 ..................................     2,100,000    2,089,500
                                                                   -----------
                                                                     2,089,500
                                                                   -----------
Industrials - 0.65%
Thermo Fibertek 4.50% 7/15/04 .....................     1,530,000    1,201,050
                                                                   -----------
                                                                     1,201,050
                                                                   -----------
Metals & Mining - 0.72%
MascoTech sub debs 4.50% 12/15/03 .................     1,800,000    1,338,750
                                                                   -----------
                                                                     1,338,750
                                                                   -----------
Real Estate - 4.19%
Center Trust 7.50% 1/15/01 ........................     2,270,000    2,099,750
IRT Property 7.30% 8/15/03 ........................     2,000,000    1,862,500

                                                       Principal     Market
                                                        Amount        Value
------------------------------------------------------------------------------
Convertible Bonds (Continued)
   Real Estate (Continued)
    LTC Properties 8.50% 1/1/01 ...................    $  450,000   $  281,250
   Malan Realty Investors 9.50% 7/15/04 ...........     2,300,000    2,047,000
   MidAtlantic Realty 7.63% 9/15/03 ...............     1,500,000    1,500,000
                                                                  ------------
                                                                     7,790,500
                                                                  ------------
   Total Convertible Bonds
      (cost $14,197,274) ..........................                 13,156,300
                                                                  ------------

   Short-Term Securities - 1.75%
 **U.S. Treasury Bill 4.70% 12/23/99 ..............     3,258,000    3,249,419
                                                                  ------------
   Total Short-Term Securities
      (cost $3,249,419) ...........................                  3,249,419
                                                                  ------------

   Total Market Value of Securities - 127.98%
      (cost $253,584,203) ......................................  $238,032,176
***Liabilities Net of Receivables and
     Other Assets - (27.98%) ...................................   (52,047,024)
                                                                  ------------
   Net Assets Applicable to 14,307,000 Shares
      ($0.01 par value) Outstanding;
   Equivalent to $13.00 Per Share - 100.00% ....................  $185,985,152
                                                                  ------------

   Components of Net Assets at November 30, 1999:
   Common stock, $0.01 par value, 500,000,000 shares
      authorized to the Fund ...................................  $200,958,246
   Accumulated net realized gain on investments and
      options written ..........................................       507,556
   Net unrealized depreciation of investments and
      options written ..........................................   (15,480,650)
                                                                  ------------
   Total net assets ............................................  $185,985,152
                                                                  ============
--------------------------
  * Non-income producing security for the year ended November 30, 1999.
 ** U.S. Treasury Bills are traded on a discount basis; the interest rate shown is the effective yield at the time of purchase by the Fund.
*** Of this amount, $54,685,817 represents commercial paper payable at November
    30, 1999. See Note 5 in "Notes to Financial Statements."

   debs - debentures
    nts - notes
    sec - secured
     sr - senior
    sub - subordinated
  unsec - unsecured

    PEPS - Premium Equity Participating Securities
  PRIDES - Preferred Redeemable Increase Dividend Securities

                                                          See accompanying notes

Statement of Operations

DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
=============================================

November 30, 1999
----------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ...............................................................................  $10,778,685
Dividends ..............................................................................    7,606,390     $18,385,075
                                                                                          ---------------------------

Expenses:
Management fees ........................................................................    1,466,970
Commercial paper fees ..................................................................      168,000
Accounting and Administration fees .....................................................      133,475
Professional fees ......................................................................       66,234
Reports to shareholders ................................................................      110,000
Transfer agent fees ....................................................................       32,400
Taxes (other than taxes on income) .....................................................       21,805
Directors' fees ........................................................................        7,999
Custodian fees .........................................................................       30,705
Other ..................................................................................       45,827
                                                                                          -----------
Total operating expenses (before interest expense) .....................................                    2,083,416
Interest expense .......................................................................                    2,889,801
                                                                                                         ------------
Total operating expenses (after interest expense) ......................................                    4,973,217
                                                                                                         ------------
Less: expenses paid indirectly .........................................................                      (22,078)
                                                                                                         ------------
Total expenses .........................................................................                    4,951,139
                                                                                                         ------------
Net Investment Income ..................................................................                   13,433,936
                                                                                                         ------------

Net Realized And Unrealized Gain (Loss) On Investments and Options Written:
Net realized gain on investments .......................................................                    7,711,009
Net realized gain on options written ...................................................                       93,681
                                                                                                         ------------
Net realized gain ......................................................................                    7,804,690
                                                                                                         ------------
Net change in unrealized appreciation/ depreciation of investments and options written .                  (35,259,930)
                                                                                                         ------------

Net Realized And Unrealized Loss On Investments and Options Written ....................                  (27,455,240)
                                                                                                         ------------
Net Decrease In Net Assets Resulting From Operations ...................................                 ($14,021,304)
                                                                                                         ============

                                                          See accompanying notes

Statements of Changes in Net Assets

DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
=============================================


                                                                                         Year Ended        Year Ended
                                                                                          11/30/99           11/30/98
----------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ................................................................ $ 13,433,936       $ 14,565,754
Net realized gain on investments .....................................................    7,804,690         15,774,593
Net change in unrealized appreciation/depreciation of investments and options written   (35,259,930)       (28,425,206)
                                                                                       -------------------------------
Net increase (decrease) in net assets resulting from operations ......................  (14,021,304)         1,915,141
                                                                                       -------------------------------

Distributions To Shareholders From:
Net investment income ................................................................  (13,433,936)       (14,565,754)
Net realized gain on investments .....................................................  (18,828,378)       (12,732,023)
                                                                                       -------------------------------
                                                                                        (32,262,314)       (27,297,777)
                                                                                       -------------------------------
Net Decrease In Net Assets ...........................................................  (46,283,618)       (25,382,636)

 Net Assets:
Beginning of year ....................................................................  232,268,770        257,651,406
                                                                                       -------------------------------
End of year .......................................................................... $185,985,152       $232,268,770
                                                                                       ===============================

                                                          See accompanying notes

Statement of Cash Flows

DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
============================================

November 30, 1999
--------------------------------------------------------------------------------

Net Cash Provided by Operating Activities:
Net decrease in net assets resulting from operations .........................................           ($ 14,021,304)
                                                                                                         -------------
Adjustments to reconcile net decrease in net assets from operations to cash provided by operating activities
Amortization of discount on securities purchased .............................................                (400,373)
Net proceeds from investment transactions ....................................................              24,323,633
Net realized gain from security transactions .................................................              (7,804,690)
Change in net unrealized appreciation ........................................................              35,259,930
Decrease in receivable for investments sold ..................................................               1,998,341
Decrease in interest and dividends receivable ................................................                 618,584
Decrease in payable for investments purchased ................................................              (7,943,857)
Increase in interest payable .................................................................                 114,766
Increase in accrued expenses and other liabilities ...........................................                 101,590
                                                                                                         -------------
Total adjustments ............................................................................              46,267,924
                                                                                                         -------------
Net cash provided by operating activities ....................................................              32,246,620
                                                                                                         -------------

Cash Flows Used for Financing Activities:
Cash provided by issuance of commercial paper ................................................             181,291,034
Cash used to liquidate commercial paper ......................................................            (181,224,965)
Cash dividends paid ..........................................................................             (32,262,314)
                                                                                                         -------------
Net cash used for financing activities .......................................................             (32,196,245)
                                                                                                         -------------
Net increase in cash .........................................................................                  50,375
Cash at beginning of year ....................................................................                  53,401
                                                                                                         -------------
Cash at end of year ..........................................................................            $    103,776
                                                                                                         -------------

 Cash paid for interest ......................................................................            $  2,775,035
                                                                                                         =============

                                                          See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each year was as follows:                                            Delaware Group Dividend and Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Year Ended November 30,
                                                                          1999       1998         1997         1996        1995

Net asset value, beginning of year ...................................  $16.230     $18.010      $15.420     $14.010      $12.690

Income (loss) from investment operations:
   Net investment income .............................................    0.939       1.020        1.010       1.070        1.130
   Net realized and unrealized gain (loss) on investments ............   (1.914)     (0.890)       3.080       1.840        1.340
                                                                        ---------------------------------------------------------
   Total from investment operations ..................................   (0.975)      0.130        4.090       2.910        2.470
                                                                        ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ..............................   (0.939)     (1.020)      (1.010)     (1.090)      (1.150)
   Distributions from net realized gain on investments ...............   (1.316)     (0.890)      (0.490)     (0.410)      --
                                                                        ---------------------------------------------------------
Total dividends and distributions ....................................   (2.255)     (1.910)      (1.500)     (1.500)      (1.150)
                                                                        ---------------------------------------------------------
Net asset value, end of year .........................................  $13.000     $16.230      $18.010     $15.420      $14.010
                                                                        ---------------------------------------------------------
Market value, end of year ............................................  $11.250     $17.630      $18.060     $16.630      $14.000
                                                                        ---------------------------------------------------------

Total return based on:(1)
   Market value ......................................................  (26.53%)      8.30%       18.34%      30.67%       28.71%
                                                                        ---------------------------------------------------------
   Net asset value ...................................................   (7.80%)     (0.12%)      27.22%      21.11%       20.72%
                                                                        ---------------------------------------------------------

Ratios and supplemental data:
   Net assets, end of year (000 omitted) ............................. $185,985    $232,269      $257,65(1) $220,566     $200,500
   Ratio of total operating expenses to average net assets ...........    2.34%       2.22%        2.32%       2.59%        2.82%
   Ratio of total operating expenses to adjusted average net assets
   (before interest expense)(2) ......................................    0.77%       0.80%        0.82%       0.87%        0.89%
   Ratio of interest expense to adjusted average net assets(2) .......    1.08%       1.02%        1.06%       1.17%        1.32%
   Ratio of net investment income to average net assets ..............    6.34%       5.91%        6.10%       7.38%        8.49%
   Ratio of net investment income to adjusted average net assets(2) ..    5.03%       4.84%       4.93%        5.80%       6.68%
   Portfolio turnover ................................................      55%         46%          74%         69%         118%

Leverage analysis:
   Debt outstanding at end of year (000 omitted) .....................  $55,000     $55,000      $55,000     $55,000      $55,000
   Average daily balance of debt outstanding (000 omitted) ...........  $54,567     $54,555      $54,631     $54,641      $52,488
   Average daily balance of shares outstanding (000 omitted) .........   14,307      14,307       14,307      14,307       14,307
   Average debt per share ............................................   $3.814      $3.813       $3.818      $3.820       $3.670
--------------------------

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Adjusted net assets excludes debt outstanding.

                                                          See accompanying notes
12

Notes To Financial Statements

DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
=============================================

November 30, 1999
--------------------------------------------------------------------------------
Delaware Group Dividend and Income Fund, Inc. (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation. The primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Distributions - In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly dividends at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the dividend as possible from ordinary income (net investment income and short-term capital gains). The balance of the dividend then comes from long-term capital gains (once a year) and if necessary, a return of capital. No dividends were designated as return of capital for the year ended November 30, 1999.

Borrowings - The Fund issues short-term commercial paper at a discount from par. The discount is amortized over the life of the commercial paper using the straight-line method.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $4,873 for the year ended November 30, 1999. The Fund may receive earnings credits used to offset custody fees when positive balances are maintained at the custodian. These credits were $17,205 for the year ended November 30, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with
Affiliates:
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.55% of the adjusted average daily net assets. At November 30, 1999, the Fund had a liability for Investment Management fees and other expenses payable to DMC and affiliates of $144,473.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide accounting and administration services. The Fund pays DSC a monthly fee computed at the annual rate of 0.05% of the Fund's adjusted average daily net assets subject to an annual minimum of $100,000. At November 30, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $16,808.

For purposes of the calculation of investment management fees and accounting and administration fees, adjusted average daily net assets do not include the commercial paper liability.

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

--------------------------------------------------------------------------------
3. Investments
During the year ended November 30, 1999, the Fund made purchases of $141,901,995 and sales of $148,159,959 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Cost of Investments .............................    $253,584,203
                                                     ------------
Aggregated unrealized appreciation ..............     $15,767,856
Aggregated unrealized depreciation ..............     (31,319,883)
                                                     ------------
Net unrealized appreciation .....................    ($15,552,027)
                                                     ============

4. Capital Stock
There are 500,000,000 shares of $0.01 par value capital stock authorized.

The Fund did not repurchase any shares under the Share Repurchase Program during the year ended November 30, 1999.

Shares issuable under the Fund's dividend investment plan are purchased by the Fund's transfer agent, ChaseMellon Shareholder Services, L.L.C., in the open market.


5. Commercial Paper
As of November 30, 1999, $55,000,000 of commercial paper was outstanding with an amortized cost of $54,685,817. The weighted average discount rate of commercial paper outstanding at November 30, 1999, was 5.94%. The average daily balance of commercial paper outstanding during the year ended November 30, 1999, was $54,567,447 at a weighted discount rate of 5.25%. The maximum amount of commercial paper outstanding at any time during the period was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $30,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.15% per annum on the unused balance. During the year ended November 30, 1999, there were no borrowings under this arrangement.


6. Credit and Market Risks
The Fund may invest in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Options Written
During the year ended November 30, 1999, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

--------------------------------------------------------------------------------
7. Options Written (Continued)

Transactions in options written during the year ended November 30, 1999 for the Fund were as follows:


                                                                 Number            Premiums
                                                                 Of Contracts      Received
                                                                 ------------      --------

Options outstanding at November 30, 1998 ....................        0             $    --
Options written .............................................    1,480             191,678
Options terminated in closing purchase transaction ..........     (540)            (77,252)
Options expired .............................................     (400)            (31,299)
                                                                 -------------------------
Options written outstanding at November 30, 1999 ............     540              $83,127
                                                                 -------------------------

At November 30, 1999, the Fund had the following written options outstanding:

                                        Number of       Exercise      Expiration        Net
Description                             Contracts       Price         Date              Appreciation
-----------                             -----------     --------      ----------        -------------
GTE Call Option ....................    260             $ 80          December 1999     $28,469
Chevron Call Option ................    280             $100          December 1999     $42,908

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information heeded by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of this information. For the fiscal year ended November 30, 1999, the Fund designated as long-term capital gains and ordinary income distributions paid during the year as follows:

   (A)*                (B)*                 (C)*               (D)**
   Long-Term           Ordinary
   Capital Gains       Income               Total
   Distributions       Distributions        Distribution       Qualifying
   (Tax Basis)         (Tax Basis)          (Tax Basis)        Dividends(1)
   -----------         -----------          -----------        ------------
   42%                 58%                  100%               38%

--------
  * Items (A) and (B) are based on a percentage of the Fund total distributions. ** Item (D) is based on a percentage of ordinary income of the Fund.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

9. Year 2000 (Unaudited)

As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund has taken steps to obtain satisfactory assurances that its major service providers have taken steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. Consistent with the investment process utilized for the selection of securities for the Fund, the portfolio managers focus solely on the quantitative characteristics of the equity securities in which the Fund invests. This process assumes that the effect of the Year 2000 problem on each company is already reflected in those characteristics. Accordingly, except for surveying the widely reported information regarding the companies in which the Fund invests, no additional Year 2000 due diligence is performed. However, there can be no guarantees that, even with these efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

Report of Independent Auditors

DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
=============================================

To the Shareholders and Board of Directors
Delaware Group Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------
We have audited the accompanying statement of net assets of Delaware Group Dividend and Income Fund, Inc. (the "Fund") as of November 30, 1999, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Dividend and Income Fund, Inc. at November 30, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                   /s/ Ernst & Young LLP
                                                   -----------------------------
                                                       Ernst & Young LLP
Philadelphia, Pennsylvania
January 7, 2000

Proxy Results (Unaudited)
--------------------------------------------------------------------------------
During the year ended November 30, 1999, The Delaware Group Dividend and Income Fund shareholders voted on the following proposals at the annual meeting of shareholders on September 16, 1999. The description of each proposal and number of shares voted are as follows.

1. To elect the Fund's Board of Directors:

                                   Shares                    Shares Voted
                                   Voted For                 Withheld Authority
                                   ---------                 ------------------

Wayne A. Stork ...............     13,628,070                341,023
Dave K. Downes ...............     13,627,779                341,314
Walter P. Babich .............     13,620,710                348,383
John H. Durham ...............     13,629,633                339,460
Anthony D. Knerr .............     13,631,957                337,136
Ann R. Leven .................     13,626,816                342,277
Thomas F. Madison ............     13,631,386                337,707
Charles E. Peck ..............     13,619,142                349,951
Janet L. Yeomans .............     13,627,545                341,548

2. To ratify the selection of Ernst & young LLP, as independent auditors for the Company.

                Shares               Shares                   Shares
                Voted For            Voted Against            Abstain
                ---------            -------------            -------
                13,676,626           108,849                  183,618

DELAWARE INVESTMENTS FAMILY OF FUNDS

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

[GRAPHIC OMITTED: BUILDING BLOCKS OF A DIVERSIFIED PORTFOLIO "HOUSE"]

GROWTH OF CAPITAL
Aggressive Growth Equity Funds
Growth Equity Funds
o  Select Growth Fund
o  Trend Fund
o  DelCap Fund
o  Small Cap Value Fund
o  U.S. Growth Fund
o  Growth Stock Fund
o  Tax-Efficient Equity Fund
o  Social Awareness Fund

TOTAL RETURN
Moderate Growth Equity Funds
o  Blue Chip Fund
o  Devon Fund
o  Decatur Equity Income Fund
o  Growth and Income Fund
o  REIT Fund
o  Balanced Fund

INTERNATIONAL AND GLOBAL
International and Global Funds
o  Emerging Markets Fund
o  New Pacific Fund
o  Overseas Equity Fund
o  International Equity Fund
o  Global Equity Fund
o  Global Bond Fund

CURRENT INCOME
Taxable Bond Funds
o  Delchester Fund
o  High-Yield Opportunities Fund
o  Extended Duration Bond Fund
o  Strategic Income Fund
o  Corporate Bond Fund
o  American Government Bond Fund
o  U.S. Government Securities Fund
o  Limited-Term Government Fund

TAX-EXEMPT INCOME
Tax-Exempt Bond Funds
o  National High Yield Municipal Bond Fund
o  Tax-Free USA Fund
o  Tax-Free Insured Fund
o  Tax-Free USA Intermediate Fund
o  State Tax-Free Funds*

STABILITY OF PRINCIPAL
Stability of Principal
o  Cash Reserve
o  Tax-Free Money Fund Asset Allocation
o  Foundation Funds
       Growth Portfolio
       Balanced Portfolio
       Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE(sm)                  DDF
INVESTMENTS                   Listed
===========                   NYSE
Philadelphia o London         THE NEW YORK STOCK EXCHANGE


Registrar and Stock Transfer Agent
ChaseMellon Shareholder Services, L.L.C.
P.O. Box 590
Ridgefield Park, NJ
1.800.851.9677

For Securities Dealers
1.800.362.7500

For Financial Institutions

Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Group Dividend and Income Fund shareholders. It sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read it carefully before you invest. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may from time to time purchase shares of its Common Stock on the open market at market prices.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS                            Charles E. Peck                           Joseph H. Hastings
                                              Retired                                   Senior Vice President/Corporate Controller
Wayne A. Stork                                Fredericksburg, VA                        Philadelphia, PA
Chairman
Delaware Investments Family of Funds          Jan L. Yeomans                            Michael P. Bishof
Philadelphia, PA                              Vice President and Treasurer              Senior Vice President/Treasurer
                                              3M Corporation                            Philadelphia, PA
Walter P. Babich+                             St. Paul, Minnesota
Board Chairman, Citadel Constructors, Inc.                                              Lisa Brinkley
King of Prussia, PA                           EXECUTIVE OFFICERS                        Senior Vice President/Compliance Director
                                                                                        Philadelphia, PA
David K. Downes                               David K. Downes
President and Chief Executive Officer         President/Chief Executive Officer         Investment Manager
Delaware Investments Family of Funds          Philadelphia, PA                          Delaware Management Company
Philadelphia, PA                                                                        Philadelphia, Pennsylvania
                                              Richard J. Flannery
John H. Durham                                Executive Vice President/General Counsel  International Affiliate
Private Investor                              Philadelphia, PA                          Delaware International Advisers Ltd.
Horsham, PA                                                                             London, England
                                              H. Thomas McMeekin
Anthony D. Knerr+                             Executive Vice President/Chief            Principal Office of the Fund
Consultant, Anthony Knerr & Associates        Investment Officer, Fixed Income          1818 Market Street
New York, NY                                  Philadelphia, PA                          Philadelphia, PA 19103-3682

Ann R. Leven+                                 Eric E. Miller                            Independent Auditors
Former Treasurer, National Gallery of Art     Senior Vice President/Secretary           Ernst & Young LLP
Washington, DC                                Philadelphia, PA                          2001 Market Street
                                                                                        Philadelphia, PA
Thomas F. Madison                             Richard G. Unruh, Jr.
President and Chief Executive Officer         Executive Vice President/
MLM Partners, Inc.                            Chief Investment Officer, Equity
Minneapolis, MN                               Philadelphia, PA

+Audit Committee Member


Printed in the USA

(2540) (J5421)
AR-DDF [11/99] PPL1/00                         Recordholders as of November 30, 1999: 586